Third Quarter 2017 Earnings Presentation Exhibit 99.2

2 Important Notice This presentation contains “forward looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of Ares Management, L.P. (“Ares”), including those listed in the “Risk Factors” section of our filings with the Securities and Exchange Commission (“SEC”). Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and Ares assumes no obligation to update or revise any such forward-looking statements. Certain information discussed in this presentation was derived from third party sources and has not been independently verified and, accordingly, Ares makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about Ares. The information contained in this presentation is summary information that is intended to be considered in the context of Ares’ SEC filings and other public announcements that Ares may make, by press release or otherwise, from time to time. Ares undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. In addition, this presentation contains information about Ares, its affiliated funds and certain of their respective personnel and affiliates, and their respective historical performance. You should not view information related to the past performance of Ares and its affiliated funds, as indicative of future results. Certain information set forth herein includes estimates and targets and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of Ares. Management uses certain non-GAAP financial measures, including assets under management, fee paying assets under management, economic net income and distributable earnings, to evaluate Ares’ performance and that of its business segments. Management believes that these measures provide investors with a greater understanding of Ares’ business and that investors should review the same supplemental non-GAAP financial measures that management uses to analyze Ares’ performance. The measures described herein represent those non-GAAP measures used by management, in each case, before giving effect to the consolidation of certain funds that the company consolidates with its results in accordance with GAAP. These measures should be considered in addition to, and not in lieu of, Ares’ financial statements prepared in accordance with GAAP. The definitions and reconciliations of these measures to the most directly comparable GAAP measures, as well as an explanation of why we use these measures, are included in the Appendix. Amounts and percentages may reflect rounding adjustments and consequently totals may not appear to sum. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix.

3 Third Quarter Highlights 1. Net inflows represents gross commitments less redemptions. 2. Includes ARCC Part I Fees of $24.0 million for the three months ended September 30, 2017. Difference between GAAP and Unconsolidated management fees represents $5.5 million from Consolidated Funds that is eliminated upon consolidation. Other fees represents $6.1 million primarily of transaction based fees in Credit funds. 3. Total pro forma units of 215,601,174 includes the sum of common units, Ares Operating Group Units that are exchangeable for common units on a one-for-one basis and the dilutive effects of the Company’s equity- based awards. Please refer to slides 18 and 32 in this presentation for further information. After-tax Economic Net Income per unit is net of the preferred unit distribution. 4. After-tax Distributable Earnings per common unit is net of the preferred unit distribution. 5. Payable on December 1, 2017 to unitholders of record as of November 17, 2017. 6. Payable on December 31, 2017 to unitholders of record as of December 15, 2017. Assets Under Management • Assets Under Management ("AUM") of $105.6 billion • Fee Paying AUM ("FPAUM") of $72.4 billion • Available Capital of $25.8 billion • AUM Not Yet Earning Fees that is available for future deployment of $11.7 billion • Raised $5.5 billion in gross new capital with net inflows of $4.3 billion(1) for the quarter ended September 30, 2017 • Capital deployment of $5.0 billion for the quarter ended September 30, 2017, of which $3.6 billion was related to our drawdown funds for the period Financial Results Distributable Earnings and Distributions • Q3-17 GAAP net income attributable to Ares Management, L.P. of $27.8 million • Q3-17 GAAP basic and diluted earnings per common unit of $0.26 • Q3-17 GAAP management fees of $183.2 million(2) • Q3-17 Unconsolidated management and other fees of $194.8 million(2) • Q3-17 Fee Related Earnings of $58.0 million, resulting in a 30% Fee Related Earnings margin • Q3-17 Performance Related Earnings of $43.5 million • Q3-17 Economic Net Income of $101.4 million and after-tax Economic Net Income of $0.40 per unit(3) • Q3-17 Distributable Earnings of $100.5 million • Q3-17 after-tax Distributable Earnings of $0.45 per common unit(4) • Declared Q3-17 distributions of $0.41 per common unit(5) and $0.4375 per preferred unit(6)

4 Gross New Capital Commitments(1) – Third Quarter of 2017 1. Represents gross new commitments during Q3-17, including equity and debt commitments and gross inflows into our open-ended managed accounts and sub-advised accounts. $ in millions Q3 2017 Comments Credit Group U.S. CLOs $1,645 Priced two new U.S. CLOs during the quarter U.S. Direct Lending 968 New and additional equity ($918mm) and debt ($50mm) commitments to various funds and separately managed accounts ARCC and affiliates 942 New debt commitments of $885mm and affiliate equity commitments of $57mm E.U. Direct Lending 650 New equity commitments across two separately managed accounts Junior Capital Private Direct Lending Fund 409 New equity commitments, bringing total commitments to $2.0 billion. Since quarter end, we have raised additional equity commitments of $1.2 billion, bringing total commitments to $3.2 billion Other Credit Funds 620 New and additional equity and debt commitments to various funds Total Credit Group $5,234 Real Estate Group U.S. Equity $246 Additional equity commitments to Ninth U.S. Value Add Fund, bringing total commitments to $660, and to various co-investments Total Real Estate Group $246 Total $5,480 #679FD1 #49749B #225070 #1E3154 #75B8F4 #DBE6EF #A7D1EA #ACACAC #828282 #D2D2D2

5 Assets Under Management . 1. As of September 30, 2017, AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and a registered investment adviser. 2. For Q3-17, distributions totaled approximately $2.2 billion and redemptions totaled approximately $1.2 billion. AUM of $105.6 billion as of September 30, 2017 increased 8.5% year over year(1) • Q3-17 net new capital commitments of $5.5 billion, including $2.9 billion in equity commitments and $2.6 billion in debt commitments ◦ Of the $5.5 billion in gross new capital commitments raised during the quarter, $2.1 billion is already earning fees and another $3.1 billion is expected to become FPAUM upon deployment • AUM growth was partially offset by distributions/redemptions of $3.4 billion(2), primarily in funds past their reinvestment periods in the Private Equity and Real Estate Groups, and by reduction in leverage of $1.9 billion, primarily due to paydowns in CLOs and the dissolution of ARCC's SSLP program FPAUM of $72.4 billion as of September 30, 2017 increased 20.6% year over year • Increase in FPAUM was primarily attributable to management fees turning on for ACOF V (effective March 3, 2017), which includes $7.6 billion of fee paying AUM and ARCC's acquisition of ACAS which included $2.8 billion of fee paying AUM at acquisition AUM ($ in billions) FPAUM ($ in billions) Q3-16 Q2-17 Q3-17 $62.0 $67.4 $70.5 $24.9 $25.8 $24.6 $10.4 $97.3 $10.8 $104.0 $10.5 $105.6 Q3-16 Q2-17 Q3-17 $41.9 $46.5 $48.6 $11.4 $17.3 $16.8$6.7 $60.0 $6.7 $70.5 $7.0 $72.4 Credit Private Equity Real Estate Credit Private Equity Real Estate

6 AUM, FPAUM and Management Fees Duration As of September 30, 2017, approximately 75% of AUM and 73% of FPAUM had a duration longer than 3 years, from which FPAUM generated 83% of management fees in Q3 2017 ◦ Within our Managed Accounts category, 57% of AUM and 64% of FPAUM has been with the firm longer than 3 years as of September 30, 2017 14% 24% 7% 17% 7% 30% 6% 22% 6% 20% Permanent Capital 10 or more years 7 to 9 years 3 to 6 years Fewer Than 3 years Managed Accounts 75% 15% 73% FPAUM: $72.4 billionAUM: $105.6 billion Management Fees: $188.6 million 83% 18% 17% 19% 19% 7% 20%16% 15% 18%26% 8% 17% 38% 17% 12% 16% 8% 9%

7 Incentive Eligible AUM and Incentive Generating AUM . 1. ARCC Part II Fees are paid when the cumulative aggregate net capital gains exceed cumulative aggregate realized capital losses and aggregate unrealized capital depreciation less any amounts paid in previous periods. As of September 30, 2017, the cumulative aggregate net capital gains were below the required hurdle by approximately 0.8% of the underlying portfolio plus cash of $11.8 billion. Incentive Eligible AUM Incentive Eligible AUM of $60.4 billion as of September 30, 2017 increased by 18.1% year over year ◦ The increase was driven by ARCC (primarily from ARCC's acquisition of ACAS), as well as increases across U.S. and E.U. direct lending Incentive Generating AUM of $21.7 billion as of September 30, 2017 increased by 27.5% year over year ◦ The increase was primarily driven by additional funds exceeding their hurdle rates in our Private Equity, Credit and Real Estate Groups, as well as additional deployment of capital for existing funds already in excess of their hurdle rates prior to September 30, 2017 Of the $38.0 billion of incentive eligible AUM that is currently invested, 57.1% is incentive generating ◦ Excluding the capital gains fee potential from the largely debt oriented ARCC portfolio, 82.7% of incentive eligible AUM that is currently invested is incentive generating ($ in millions) Credit Private Equity Real Estate ($ in millions) Credit PrivateEquity Real Estate Total Incentive Generating AUM $10,115 $8,281 $3,343 $21,739 + Uninvested IEAUM 10,073 9,969 2,348 22,390 + IEAUM below hurdle 1,755 1,351 1,430 4,536 + ARCC Part II Fees below Hurdle(1) 11,767 - - 11,767 Incentive Eligible AUM $33,710 $19,601 $7,121 $60,432 Q3-17 Incentive Generating to Incentive Eligible AUM Reconciliation Q3-16 Q2-17 Q3-17 $24,811 $31,518 $33,710 $19,158 $20,710 $19,601 $7,221 $51,190 $7,241 $59,469 $7,121 $60,432

8 Available Capital and AUM Not Yet Earning Fees Available Capital of $25.8 billion as of September 30, 2017 increased 5.1% year over year ◦ The increase was primarily driven by new and additional commitments to U.S. direct lending funds, which was partially offset by capital deployment in the Credit, Private Equity and Real Estate groups AUM Not Yet Earning Fees of $14.8 billion as of September 30, 2017 decreased 19.5% year over year ◦ AUM Not Yet Earning Fees decreased from $18.4 billion as of Q3-16 to $14.8 billion as of Q3-17 ◦ The decrease was primarily driven by $7.6 billion of FPAUM for ACOF V which began to pay management fees in Q1 2017 and was partially offset by new AUM Not Yet Earning fees raised during the past year, primarily in the Credit Group Available Capital ($ in millions) AUM Not Yet Earning Fees ($ in millions) Q3-16 Q2-17 Q3-17 $9,158 $11,386 $12,735 $11,776 $10,258 $9,908 $3,582 $24,516 $3,159 $24,803 $3,114 $25,757 Credit Private Equity Real EstateCredit Private Equity Real Estate Q3-16 Q2-17 Q3-17 $8,121 $9,709 $11,572 $9,272 $2,312 $2,304 $981 $18,374 $968 $12,989 $920 $14,796

9 $8,941 $1,948 $832 AUM Not Yet Earning Fees Available for Future Deployment: $11.7 billion AUM Not Yet Earning Fees As of September 30, 2017, AUM Not Yet Earning Fees of $14.8 billion could generate approximately $159.0 million in potential incremental annual management fees, of which $121.4 million relates to the $11.7 billion of AUM available for future deployment* $11.7 billion of AUM Not Yet Earning Fees was available for future deployment as of September 30, 2017 ◦ The $11.7 billion includes approximately $7.3 billion relating to U.S. and E.U. direct lending funds, $1.9 billion in private equity funds, and $1.1 billion in structured credit funds, among other funds *No assurance can be made that such results will be achieved. Assumes the AUM Not Yet Earning Fees as of September 30, 2017 is invested and such fees are paid on an annual basis. Does not reflect any associated reductions in management fees from certain funds, some of which may be material. Reference to $159.0 million includes approximately $32.6 million in potential incremental management fees from deploying undrawn/available credit facilities at ARCC (in excess of 0.75X leverage), which may not be drawn due to leverage target limitations and restrictions. Excludes any potential ARCC Part I Fees. 1. Capital available for deployment for follow-on investments represents capital committed to funds that are past their investment periods but for which capital is available to be called for follow-on investments in existing portfolio companies. There is no assurance such capital will be invested. $11.7 billion of AUM Not Yet Earning Fees was available for future deployment as of September 30, 2017 ($ in millions)($ in millions) Capital Available for Future Deployment Capital Available for Deployment for Follow-on Investments (1) Available Capital Currently in Funds Unlikely to Be Drawn Due to Leverage Targets and Restrictions Funds in or Expected to Be in Wind-down Credit Private Equity Real Estate AUM Not Yet Earning Fees: $14.8 billion $11,721 $505 $2,174 $396

10 $3,892 $757 $355 Q3-17 Capital Deployment Breakdown: $5.0 billion Capital Deployment(1) • Total gross invested capital during Q3-17 of $5.0 billion compared to $2.7 billion in Q3-16 ◦ Of the total amount, $3.6 billion was related to deployment in our drawdown funds compared to $1.8 billion for the same period in 2016 ◦ Of our drawdown funds, the most active investment strategies were U.S. and E.U. Direct Lending and Private Equity • Total gross invested capital for the nine months ended September 30, 2017 of $12.5 billion compared to $7.4 billion for the nine months ended September 30, 2016 ◦ Of the total amount, $9.7 billion was related to deployment in drawdown funds compared to $5.3 billion for the same period in 2016 ($ in millions) (2) 1. Capital deployment figures exclude deployment from permanent capital vehicles. 2. Non-drawdown funds includes new capital deployed by managed accounts and CLOs but excludes recycled capital. $3,578 $1,426 Drawdown Funds Non-drawdown Funds(2) Credit Private Equity Real Estate Credit Private Equity Real Estate Q3-17 Capital Deployment in Drawdown Funds: $3.6 billion Q3-17 Strategies • U.S. Direct Lending • E.U. Direct Lending • Corporate Private Equity • U.S. Real Estate Equity • E.U. Real Estate Equity • Structured Credit Q3-16 Q3-17 $1,404 $2,466 $245 $757 $144 $1,793 $355 $3,578 Q3-17 Capital Deployment by Type: $5.0 billion ($ in millions) ($ in millions)

11 $ in thousands, except share data Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 2017 2016 Revenues Management fees (includes ARCC Part I Fees of $24,036, $76,436 and $33,260, $90,884 for the three and nine months ended September 30, 2017 and 2016, respectively) $183,177 $163,609 $535,990 $480,563 Performance fees 87,008 164,482 480,204 337,686 Administrative and other fees 13,486 7,369 43,024 22,761 Total revenues $283,671 $335,460 $1,059,218 $841,010 Expenses Compensation and benefits $129,347 $111,916 $384,905 $335,249 Performance fee compensation 58,637 123,173 361,044 253,739 General, administrative and other expenses 47,104 38,197 145,193 116,845 Transaction support expense — — 275,177 — Expenses of the Consolidated Funds $19,039 10,088 27,472 11,014 Total expenses $254,127 $283,374 $1,193,791 $716,847 Other income (expense) Investment income and net interest expense (includes interest expense of $5,343, $15,576 and $4,136, $13,819 for the three and nine months ended September 30, 2017 and 2016, respectively) $(1,831) $(1,681) $(6,218) $(47) Other income (expense), net (2,492) 23,042 16,826 33,956 Net realized and unrealized gain on investments 7,209 19,358 39,943 21,349 Investment income and net interest income of the Consolidated Funds (includes interest expense of $28,127, $86,324 and $26,413, $67,469 for the three and nine months ended September 30, 2017 and 2016, respectively) 20,054 8,737 41,675 25,759 Net realized and unrealized gain (loss) on investments of the Consolidated Funds 35,940 23,883 55,263 (5,723) Total other income $58,880 $73,339 $147,489 $75,294 Income before taxes $88,424 $125,425 $12,916 $199,457 Income tax expense (benefit) 4,552 7,641 (28,459) 7,868 Net income $83,872 $117,784 $41,375 $191,589 Less: Net income (loss) attributable to non-controlling interests in Consolidated Funds $18,195 $7,861 25,403 (3,064) Less: Net income attributable to redeemable interests in Ares Operating Group entities — 107 — 456 Less: Net income (loss) attributable to non-controlling interests in Ares Operating Group entities 37,839 66,511 (20,610) 116,404 Net income attributable to Ares Management, L.P. $27,838 $43,305 $36,582 $77,793 Preferred equity distributions paid 5,425 6,751 16,275 6,751 Net income attributable to Ares Management, L.P. common unitholders $22,413 $36,554 $20,307 $71,042 Net income attributable to Ares Management, L.P. per common unit: Basic $0.26 $0.45 $0.22 $0.87 Diluted $0.26 $0.43 $0.22 $0.86 Weighted-average common units Basic 82,166,852 80,793,984 81,704,815 80,741,460 Diluted 82,166,852 84,464,591 81,704,815 82,667,049 Distribution declared and paid per common unit $0.31 $0.28 $0.72 $0.63 GAAP Statements of Operations

12 ENI and Other Measures Financial Summary 1. Includes ARCC Part I Fees of $24.0 million and $33.3 million for the three months ended September 30, 2017 and 2016, respectively, and $76.4 million and $90.9 million for the nine months ended September 30, 2017 and 2016, respectively. 2. Includes compensation and benefits expenses attributable to OMG of $27.6 million and $26.0 million for the three months ended September 30, 2017 and 2016, respectively, and $84.9 million and $77.2 million for nine months ended September 30, 2017 and 2016, respectively. 3. Includes G&A expenses attributable to OMG of $18.4 million and $13.4 million for the three months ended September 30, 2017 and 2016, respectively, and $56.7 million and $44.6 million for the nine months ended September 30, 2017 and 2016, respectively, which are not allocated to an operating segment. 4. Non-core/non-recurring other items includes one-time acquisition costs, non-cash depreciation and amortization and placement fees and underwriting costs associated with selected strategies. See slide 13 in this presentation for additional details. 5. After income tax Distributable Earnings attributable to common unitholders per unit calculation uses total common units outstanding, assuming no exchange of Ares Operating Group Units. 6. Units of 215,601,174 includes the sum of common units, Ares Operating Group Units that are exchangeable for common units on a one-for-one basis and the dilutive effects of the Company’s equity-based awards. 7. Total fee revenue is calculated as management fees plus net performance fees. 8. Effective management fee rate represents the quotient of management fees and the aggregate fee bases for the quarters presented. The effective rate shown excludes the effect of one-time catch-up fees. $ in thousands, except share data (unless otherwise noted) Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 % Change 2017 2016 % Change Management fees(1) $188,628 $168,796 12% $550,969 $494,076 12% Other fees 6,144 751 NM 16,998 2,777 NM Compensation and benefits expenses(2) (104,782) (97,338) 8% (309,238) (290,176) 7% General, administrative and other expenses(3) (32,011) (26,874) 19% (100,640) (82,729) 22% Fee Related Earnings $57,979 $45,335 28% $158,089 $123,948 28% Net performance fees $30,929 $42,032 (26)% $124,347 $85,385 46% Net investment income 12,523 29,365 (57)% 52,904 33,898 56% Performance Related Earnings $43,452 $71,397 (39)% $177,251 $119,283 49% Economic Net Income $101,431 $116,732 (13)% $335,340 $243,231 38% (-) Unrealized net performance fees $(7,081) $2,973 NM $61,676 $11,387 NM (-) Unrealized net investment income (loss) (8,331) 35,242 NM 22,979 22,517 2% (-) Non-core/non-recurring other items(4) 16,392 11,782 39% 39,633 24,491 62% Distributable Earnings $100,451 $66,735 51% $211,052 $184,836 14% Preferred unit distribution $(5,425) $(6,751) (20)% $(16,275) $(6,751) 141% Distributable Earnings, net of preferred unit distribution $95,026 $59,984 58% $194,777 $178,085 9% After-tax Distributable Earnings per common unit, net of preferred unit distribution(5) $0.45 $0.23 96% $0.92 $0.70 31% After-tax Economic Net Income, net of preferred unit distribution $87,318 $98,198 (11)% $298,953 $208,479 43% After-tax Economic Net Income per unit, net of preferred unit distribution(6) $0.40 $0.46 (13)% $1.39 $0.97 43% Other Data Total fee revenue(7) $219,557 $210,828 4% $675,316 $579,461 17% Effective management fee rate(8) 1.03% 1.12% 1.06% 1.10%

13 GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis Note: This table is a reconciliation of income (loss) before provision for income taxes on a consolidated basis to ENI, FRE, PRE and DE on Unconsolidated basis, which shows the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. Differences may arise due to rounding. $ in thousands Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 2017 2016 Economic Net Income and Fee Related Earnings: Income before taxes $88,424 $125,425 $12,916 $199,457 Adjustments: Amortization of intangibles 3,651 6,378 14,200 20,762 Depreciation expense 3,468 2,148 9,458 5,940 Equity compensation expenses 18,091 8,476 52,097 27,185 Acquisition and merger-related expenses 2,878 (17,611) 258,722 (17,054) Placement fees and underwriting costs 4,495 2,202 14,317 4,886 Offering costs 33 — 688 — Other non-cash expense, net — (1,728) — (1,728) (Income) loss before taxes of non-controlling interests in consolidated subsidiaries (216) — 407 — (Income) loss before taxes of non-controlling interests in Consolidated Funds, net of eliminations (19,393) (8,558) (27,465) 3,783 Economic Net Income $101,431 $116,732 $335,340 $243,231 Unconsolidated performance fee income - realized $(178,989) $(132,837) $(261,924) $(220,790) Unconsolidated performance fee income - unrealized 89,423 (32,368) (223,467) (118,334) Unconsolidated performance fee compensation expense - realized 140,979 93,778 199,253 146,792 Unconsolidated performance fee compensation expense - unrealized (82,342) 29,395 161,791 106,947 Unconsolidated net investment (income) loss (12,523) (29,365) (52,904) (33,898) Fee Related Earnings $57,979 $45,335 $158,089 $123,948 Unconsolidated performance fee – realized $178,989 $132,837 $261,924 $220,790 Unconsolidated performance fee compensation expense – realized (140,979) (93,778) (199,253) (146,792) Unconsolidated investment and other income realized, net 20,855 (5,877) 29,922 11,381 Adjustments: One-time acquisition costs (2,818) (145) (3,701) (489) Dividend equivalent (4,223) (2,045) (9,428) (3,799) Equity income 397 36 533 883 Income tax (expense) benefit (1,753) (5,278) (2,571) (10,260) Placement fees and underwriting costs (4,495) (2,202) (14,317) (4,886) Non-cash depreciation and amortization (3,468) (2,148) (9,458) (5,940) Offering costs (33) — (688) — Distributable Earnings $100,451 $66,735 $211,052 $184,836 Performance Related Earnings Economic Net Income $101,431 $116,732 $335,340 $243,231 Less: Fee Related Earnings (57,979) (45,335) (158,089) (123,948) Performance Related Earnings $43,452 $71,397 $177,251 $119,283

14 GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis (cont.) Note: These tables are a reconciliation of consolidated performance fee income, realized and unrealized performance fee income and net investment income to unconsolidated basis, which assist in the reconciliation of GAAP Net Income (Loss) to Fee Related Earnings and Distributable Earnings. These reconciliations show the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. Differences may arise due to rounding. 1. Related to performance fees for AREA Sponsor Holdings LLC. Changes in value of this investment are reflected within other (income) expense in the Company’s Condensed Consolidated Statements of Operations. $ in thousands Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 2017 2016 Performance fee and net investment income reconciliation: Unconsolidated performance fee income - realized $178,989 $132,837 $261,924 $220,790 Performance fee income - realized earned from Consolidated Funds — — (8,086) — Performance fee - realized reclass(1) (981) (2,170) (2,181) (5,053) Performance fee income - realized $178,008 $130,667 $251,657 $215,737 Unconsolidated performance fee income - unrealized $(89,423) $32,368 $223,467 $118,334 Performance fee income - unrealized earned from Consolidated Funds (1,371) (799) 4,327 74 Performance fee - unrealized reclass(1) (206) 2,246 753 3,541 Performance fee income - unrealized $(91,000) $33,815 $228,547 $121,949 Unconsolidated net investment income $12,523 $29,365 $52,904 $33,898 Net investment income from Consolidated Funds 45,254 24,632 73,675 20,670 Performance fee - reclass(1) 1,187 (76) 1,428 1,512 Change in value of contingent consideration (60) 17,690 20,156 17,486 Other non-cash expense — 1,728 — 1,728 Offering costs (33) — (688) — Income before taxes of non-controlling interests in consolidated subsidiaries 9 — 14 — GAAP total other income $58,880 $73,339 $147,489 $75,294

15 Credit Group(1) Note: Past performance is not indicative of future results. The Credit Group had ~225 investment professionals, over 1,500 portfolio companies and 142 active funds as of September 30, 2017. 1. Segment results are shown before the unallocated support costs of the Operations Management Group. See “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis” on slides 13-14. 2. This table is a financial summary only. See slides 23-24 for complete financial results. 3. Includes ARCC Part I Fees of $24.0 million and $33.3 million for Q3-17 and Q3-16, respectively, and $76.4 million and $90.9 million for Q3-17 YTD and Q3-16 YTD, respectively. The 2017 amounts are net of the $10 million ARCC–ACAS transaction fee waiver. 4. The net return for E.U. direct lending is 2.8% for Q3-17. Gross and net returns for E.U. direct lending are represented by a composite made up of the ACE II and ACE III Euro-denominated feeder funds. The gross and net returns for the composite made up of the ACE II and ACE III U.S. dollar denominated feeder funds are 3.5% and 2.7% for Q3-17. Returns in the chart are shown for the Euro-denominated composite as it is the larger of the two composites. Composite returns are calculated by asset-weighting the underlying fund-level returns. Returns include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Gross returns do not reflect the deduction of management fees, carried interest, if applicable, or any other expenses. Net returns are reduced by applicable management fees, accrued carried interest, if applicable, and other expenses. 5. Net performance returns: 1.4% for U.S. Syndicated Loan funds and 3.0% for U.S. High Yield funds. Performance for Syndicated Loans is represented by our U.S. Bank Loan Aggregate Composite. Performance for High Yield is represented by our U.S. High Yield composite. • Management and other fees increased 8% (after giving effect to ARCC Part 1 fee waiver) for Q3-17 compared to Q3-16, primarily driven by deployment in new U.S. and E.U. direct lending strategies and a 16% increase in FPAUM • Performance Related Earnings decreased by $8.5 million in Q3-17 from Q3-16, primarily driven by reduced market appreciation in Credit Strategies Fund and syndicated loan funds compared to a strong Q3-16, offset slightly by strong returns in our E.U. direct lending credit funds • Distributable Earnings decreased by $8.4 million for Q3-17 compared to Q3-16, primarily driven by lower net realized performance fees, partially offset by increases in fee related earnings and net realized investment income Financial Summary and Highlights(2) 16% Q3-17 increase in FPAUM 14% Q3-17 increase in Fee Related Earnings E.U. Direct Lending: 3.8%(4) High Yield: 3.1%(5) Syndicated Loans: 1.5%(5) Q3-17 gross returns $ in thousands Q3-17 Q3-16 % Change YTD 2017 YTD 2016 % Change Management and other fees(3) $125,846 $116,074 8% $370,013 $333,121 11% Fee Related Earnings $72,444 $63,578 14% $204,600 $178,670 15% Net performance fees $15,043 $14,647 3% $25,013 $23,249 8% Investment income 4,543 11,988 (62)% 11,464 31,263 (63)% Interest expense (3,277) (1,831) 79% (8,800) (6,729) 31% Net investment income 1,266 10,157 (88)% 2,664 24,534 (89)% Performance Related Earnings $16,309 $24,804 (34)% $27,677 $47,783 (42)% Economic Net Income $88,753 $88,382 <1% $232,277 $226,453 3% Distributable Earnings $73,120 $81,542 (10)% $204,402 $221,357 (8)% AUM ($ in billions) $70.5 $62.0 14% FPAUM ($ in billions) $48.6 $41.9 16%

16 Private Equity Group(1) Note: Past performance is not indicative of future results. The Private Equity Group had ~95 investment professionals, 32 portfolio companies, 63 U.S. Power and Energy Assets and 21 active funds and related co-investment vehicles as of September 30, 2017. 1. Segment results are shown before the unallocated support costs of the Operations Management Group. See “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis” on slides 13-14. 2. This table is a financial summary only. See slides 23-24 for complete financial results. 3. Performance for corporate private equity portfolio is represented by the ACOF I-V Aggregate, which is comprised of investments held by ACOF I, ACOF II, ACOF III, ACOF IV and ACOF V. Performance returns are gross time-weighted rates of return calculated on a quarterly basis. Returns include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Gross returns do not reflect the deduction of management fees, carried interest, if applicable, or any other expenses including taxes. Net returns are reduced by applicable management fees, accrued carried interest, if applicable, and other expenses. Net returns for corporate private equity portfolio was (0.9%) for Q3-17 and 20.8% for the last twelve months. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. • Management and other fees increased 46% for Q3-17 compared to Q3-16, primarily attributable to ACOF V, which began paying management fees in March 2017. This increase was partially offset by the reduction in management fees attributable to the step down in fee rate and fee basis for ACOF IV in connection with the launch of ACOF V • Performance Related Earnings for Q3-17 decreased by $30.3 million from Q3-16, primarily driven by a lower net performance fees and net investment income in our corporate private equity strategies compared to a strong Q3-16 • Distributable Earnings increased by $30.3 million for Q3-17 compared to Q3-16, primarily driven by increases in fee related earnings and net realized performance fees. Q3-17 realizations included the partial monetization of private and public holdings across ACOF III and IV Financial Summary and Highlights(2) 67% Q3-17 increase in Distributable Earnings 87% Q3-17 increase in Fee Related Earnings Q3-17: (0.1%) LTM: 29.2% Gross return in Corporate Private Equity portfolio(3) $ in thousands Q3-17 Q3-16 % Change YTD 2017 YTD 2016 % Change Management and other fees $51,762 $35,492 46% $148,686 $112,083 33% Fee Related Earnings $27,851 $14,870 87% $84,626 $55,038 54% Net performance fees $6,220 $24,890 (75)% $71,544 $55,345 29% Investment income 6,976 18,750 (63)% 46,307 22,143 109% Interest expense (1,229) (1,399) (12)% (4,139) (4,201) (1)% Net investment income 5,747 17,351 (67)% 42,168 17,942 135% Performance Related Earnings $11,967 $42,241 (72)% $113,712 $73,287 55% Economic Net Income $39,818 $57,111 (30)% $198,338 $128,325 55% Distributable Earnings $75,809 $45,481 67% $145,696 $104,162 40% AUM ($ in billions) $24.6 $24.9 (1)% FPAUM ($ in billions) $16.8 $11.4 47%

17 Real Estate Group(1) Note: Past performance is not indicative of future results. The Real Estate Group had ~75 investment professionals, 170 properties and 42 active funds as of September 30, 2017. 1. Segment results are shown before the unallocated support costs of the Operations Management Group. See “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis” on slides 13-14. 2. This table is a financial summary only. See slides 23-24 for complete financial results. 3. Returns are gross time-weighted rates of return and do not reflect the deduction of management fees or carried interest, or fund expenses, if applicable. Gross return for U.S. equity is represented by U.S. Fund VIII and gross return for E.U. equity is represented by EF IV. EF IV is made up of two feeder funds, one denominated in U.S. dollars and one denominated in Euros. The gross returns are for the U.S. dollar denominated feeder fund as that is the larger of the two feeders. Gross returns do not reflect the deduction of management fees, carried interest, if applicable, or any other expenses including taxes. The funds shown represent the significant funds with at least 2 years from initial investment. Net returns are reduced by applicable management fees, accrued carried interest, if applicable, and other expenses. Net returns for U.S. equity and E.U. equity were 4.1% and 2.7% for Q3-17. The gross and net returns for the Euro denominated feeder fund were 3.9% and 3.0% for Q3-17. • Management and other fees decreased 5% for Q3-17 compared to Q3-16, primarily driven by run-off and liquidations in vintage funds in the U.S. equity strategy, partially offset by new fundraising for E.U. and U.S. equity strategies • Performance Related Earnings increased by $2.2 million for Q3-17 compared to Q3-16, primarily driven by continued strong appreciation in E.F. IV and other equity strategies in the U.S. and Europe • Distributable Earnings decreased by $1.7 million for Q3-17 compared to Q3-16, primarily driven by a decline in fee related earnings, partially offset by an increase in net realized investment income Financial Summary and Highlights(2) 4% Q3-17 growth in FPAUM 54% YTD increase in Economic Net Income U.S. Equity: 5.5% E.U. Equity: 3.8% Q3-17 Gross Returns(3) $ in thousands Q3-17 Q3-16 % Change YTD 2017 YTD 2016 % Change Management and other fees $17,164 $17,981 (5)% $49,268 $51,649 (5)% Fee Related Earnings $3,641 $6,233 (42)% $10,473 $12,081 (13)% Net performance fees $9,666 $2,495 287% $27,790 $6,791 NM Investment income 1,946 6,774 (71)% 6,145 9,997 (39)% Interest expense (396) (242) 64% (1,257) (788) 60% Net investment income 1,550 6,532 (76)% 4,888 9,209 (47)% Performance Related Earnings $11,216 $9,027 24% $32,678 $16,000 104% Economic Net Income $14,857 $15,260 (3)% $43,151 $28,081 54% Distributable Earnings $4,736 $6,408 (26)% $12,596 $16,867 (25)% AUM ($ in billions) $10.5 $10.4 1% FPAUM ($ in billions) $7.0 $6.7 4%

18 Economic Net Income per Unit Data 1. Pro forma units of 215,601,174 includes the sum of common units, Ares Operating Group Units that are exchangeable for common units on a one-for-one basis and the dilutive effects of the Company’s equity-based awards. 2. The Company has 12,400,000 of 7% Series A Preferred Units outstanding as September 30, 2017. 3. The provision for income taxes on ENI was calculated by multiplying (1) Ares Management, L.P.’s share of ENI that is subject to corporate level taxes (reduced by the interest expense attributable to an intercompany loan between Ares Management, L.P. and a corporate subsidiary) by (2) those subsidiaries’ effective corporate tax rate. Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 2017 2016 Economic Net Income per unit Economic Net Income before taxes $101,431 $116,732 $335,340 $243,231 Entity level foreign, state and local taxes (1,753) (5,280) (2,572) (10,262) Economic Net Income after entity level foreign, state and local taxes $99,678 $111,452 $332,768 $232,969 Economic Net Income per unit(1) $0.46 $0.52 $1.54 $1.09 After-tax Economic Net Income, net of preferred unit distribution Economic Net Income after entity level, foreign, state and local taxes $99,678 $111,452 $332,768 $232,969 Preferred unit distribution(2) (5,425) (6,751) (16,275) (6,751) Economic Net Income, net of preferred unit distribution 94,253 104,701 316,493 226,218 Income tax provision(3) (6,935) (6,503) (17,540) (17,739) After-tax Economic Net Income, net of preferred unit distribution $87,318 $98,198 $298,953 $208,479 After-tax Economic Net Income per unit(1) $0.40 $0.46 $1.39 $0.97 After-tax Economic Net Income per common unit Economic Net Income, net of preferred distribution $94,253 $104,701 $316,493 $226,218 x Common ownership % 38.69% 37.98% 38.57% 37.92% Economic Net Income attributable to common unitholders $36,469 $39,765 $122,057 $85,793 Income tax provision(3) (6,935) (6,503) (17,540) (17,739) After-tax Economic Net Income attributable to common unitholders $29,534 $33,262 $104,517 $68,054 After-tax Economic Net Income per common unit $0.35 $0.40 $1.26 $0.83

19 Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 2017 2016 Distributable Earnings per Ares Operating Group Unit(1) outstanding Distributable Earnings $100,451 $66,735 $211,052 $184,836 Preferred unit distribution(2) (5,425) (6,751) (16,275) (6,751) Distributable Earnings, net of preferred unit distribution $95,026 $59,984 $194,777 $178,085 x Ares Operating Group Units(1) ownership % 61.29% 61.75% 61.35% 61.98% Distributable Earnings attributable to Ares Operating Group Units(1) $58,241 $37,040 $119,498 $110,380 Distributable Earnings per Ares Operating Group Unit outstanding(1) $0.45 $0.28 $0.92 $0.83 Distributable Earnings per common unit outstanding Distributable Earnings, net of preferred unit distribution $95,026 $59,984 $194,777 $178,085 x Common unitholder ownership % 38.71% 38.25% 38.65% 38.02% Distributable Earnings attributable to common unitholders $36,785 $22,944 $75,279 $67,705 Current provision for income taxes(3) — (4,008) — (11,269) After-tax Distributable Earnings attributable to common unitholders $36,785 $18,936 $75,279 $56,436 Distributable Earnings per common unit, net of preferred unit distribution $0.45 $0.23 $0.92 $0.70 Distribution declared per common unit $0.41 $0.20 $0.85 $0.63 Distributable Earnings per Unit Data 1. Exchangeable into common units. 2. The Company has 12,400,000 of 7% Series A Preferred Units outstanding as September 30, 2017. 3. The current provision for income taxes of Ares Management, L.P. on Distributable Earnings (DE) represents the current provision for income taxes on pre-tax net income or loss (reduced by the pro forma interest expense attributable to an intercompany loan between Ares Management, L.P. and a corporate subsidiary).

20 • Substantial balance sheet value related to investments in Ares managed vehicles and net performance fees receivable ◦ $186.4 million in cash and cash equivalents, $486.0 million in debt obligations with $110.0 million drawn against our $1.065 billion revolving credit facility as of September 30, 2017 ◦ As of September 30, 2017, investments reported on a GAAP basis were $584.7 million. On an unconsolidated basis, investments were $747.0 million(1) ◦ As of September 30, 2017, gross performance fees receivable reported on a GAAP basis were $997.6 million. On an unconsolidated basis, performance fees receivable were $1.0 billion(2) ▪ As of September 30, 2017, net performance fees receivable reported on a GAAP basis were $217.4 million. On an unconsolidated basis, performance fees receivable were $221.4 million(2) ▪ As of September 30, 2017, net performance fees receivable reported on a GAAP basis increased 35.0% compared to the fourth quarter of 2016. On an unconsolidated basis, net performance fees receivable increased 30.7% compared to the fourth quarter of 2016. 29% 52% 19% 28% 53% 19% Balance Sheet 1. As of September 30, 2017, $68.7 million was invested in non-Ares managed vehicles. Difference between GAAP and unconsolidated investments represents investments of $162.3 million in Consolidated Funds that are eliminated upon consolidation. 2. Difference between GAAP and unconsolidated gross and net performance fees receivable of $4.0 million represents fees earned from Consolidated Funds that are eliminated upon consolidation. Q3 2017: $221.4 million Net Performance Fees Receivable by Group – Unconsolidated Net Performance Fees Receivable by Group – GAAP Q3 2017: $217.4 million Credit Private Equity Real Estate Credit Private Equity Real Estate

21 Corporate Data Board of Directors Michael Arougheti Co-Founder and President of Ares Paul G. Joubert Founding Partner of EdgeAdvisors and Investing Partner in Common Angels Ventures David Kaplan Co-Founder and Partner of Ares, Co-Head of Private Equity Group John Kissick Co-Founder and Former Partner of Ares Michael Lynton Former Chief Executive Officer of Sony Entertainment Dr. Judy D. Olian Dean of UCLA Anderson School of Management and the John E. Anderson Chair in Management Antony P. Ressler Co-Founder, Chairman and Chief Executive Officer of Ares Bennett Rosenthal Co-Founder and Partner of Ares, Co-Head of Private Equity Group Executive Officers Michael Arougheti Co-Founder and President Kipp deVeer Partner David Kaplan Co-Founder and Partner Michael McFerran Executive Vice President, Chief Financial Officer Antony P. Ressler Co-Founder and Chief Executive Officer Bennett Rosenthal Co-Founder and Partner Michael Weiner Executive Vice President, Chief Legal Officer of Ares Research Coverage Autonomous Patrick Davitt (646) 561-6254 Bank of America Merrill Lynch Michael Carrier (646) 855-5004 Credit Suisse Craig Sigenthaler (212) 325-3104 Goldman Sachs Alexander Blostein (212) 357-9976 JP Morgan Kenneth Worthington (212) 622-6613 Keefe, Bruyette & Woods Robert Lee (212) 887-7732 Morgan Stanley Michael Cyprys (212) 761-7619 RBC Capital Markets Kenneth Lee (212) 905-5995 SunTrust Robinson Humphrey Douglas Mewhirter (404) 926-5745 Wells Fargo Securities Christopher Harris (443) 263-6513 Corporate Counsel Proskauer Rose LLP Los Angeles, CA Corporate Headquarters 2000 Avenue of the Stars 12th Floor Los Angeles, CA 90067 Tel: (310) 201-4100 Fax: (310) 201-4170 Independent Registered Public Accounting Firm Ernst & Young LLP Los Angeles, CA Securities Listing NYSE: ARES NYSE: ARES PR A Transfer Agent American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11210 Tel: (877) 681-8121 Fax: (718) 236-2641 info@amstock.com www.amstock.com Investor Relations Contacts Carl Drake Partner/Head of Ares Management, LLC Public Investor Relations and Communications Tel: (678) 538-1981 cdrake@aresmgmt.com Veronica Mendiola Vice President Tel: (212) 808-1150 General IR Contact Tel (U.S.): (800) 340-6597 Tel (International): (212) 808-1101 IRARES@aresmgmt.com Please visit our website at: www.aresmgmt.com

Appendix

23 Financial Details – Segments 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. See “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis” on slides 13-14. Three Months Ended September 30, 2017 $ in thousands Credit Group Private Equity Group Real Estate Group Operations Management Group Total(1) Management fees (Credit Group includes ARCC Part I Fees of $24,036) $120,178 $51,313 $17,137 $— $188,628 Other fees 5,668 449 27 — 6,144 Compensation and benefits (46,551) (19,256) (11,398) (27,577) (104,782) General, administrative and other expenses (6,851) (4,655) (2,125) (18,380) (32,011) Fee Related Earnings $72,444 $27,851 $3,641 $(45,957) $57,979 Performance fees - realized $3,296 $173,304 $2,389 $— $178,989 Performance fees - unrealized 33,033 (142,822) 20,366 — (89,423) Performance fee compensation - realized (1,466) (138,657) (856) — (140,979) Performance fee compensation - unrealized (19,820) 114,395 (12,233) — 82,342 Net performance fees $15,043 $6,220 $9,666 $— $30,929 Investment income—realized $6,206 $14,268 $1,997 $18 $22,489 Investment income (loss)—unrealized (1,123) (8,421) (767) 4,357 (5,954) Interest and other investment income (expense) (540) 1,129 716 26 1,331 Interest expense (3,277) (1,229) (396) (441) (5,343) Net investment income $1,266 $5,747 $1,550 $3,960 $12,523 Performance Related Earnings $16,309 $11,967 $11,216 $3,960 $43,452 Economic Net Income $88,753 $39,818 $14,857 $(41,997) $101,431 Distributable Earnings $73,120 $75,809 $4,736 $(53,214) $100,451 Three Months Ended September 30, 2016 $ in thousands Credit Group Private Equity Group Real Estate Group Operations Management Group Total(1) Management fees (Credit Group includes ARCC Part I Fees of $33,260) $115,794 $35,183 $17,819 $— $168,796 Other fees 280 309 162 — 751 Compensation and benefits (45,222) (16,697) (9,459) (25,960) (97,338) General, administrative and other expenses (7,274) (3,925) (2,289) (13,386) (26,874) Fee Related Earnings $63,578 $14,870 $6,233 $(39,346) $45,335 Performance fees - realized $22,422 $108,245 $2,170 $— $132,837 Performance fees - unrealized 11,152 16,569 4,647 — 32,368 Performance fee compensation - realized (7,241) (86,537) — — (93,778) Performance fee compensation - unrealized (11,686) (13,387) (4,322) — (29,395) Net performance fees $14,647 $24,890 $2,495 $— $42,032 Investment income (loss)—realized $588 $11,267 ($151) $(20,005) ($8,301) Investment income—unrealized 5,460 7,066 6,211 15,979 34,716 Interest and other investment income 5,940 417 714 15 7,086 Interest expense (1,831) (1,399) (242) (664) (4,136) Net investment income (loss) $10,157 $17,351 $6,532 $(4,675) $29,365 Performance Related Earnings $24,804 $42,241 $9,027 $(4,675) $71,397 Economic Net Income $88,382 $57,111 $15,260 $(44,021) $116,732 Distributable Earnings $81,542 $45,481 $6,408 $(66,696) $66,735

24 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. See “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis” on slides 13-14. Nine Months Ended September 30, 2017 $ in thousands Credit Group Private Equity Group Real Estate Group Operations Management Group Total(1) Management fees (Credit Group includes ARCC Part I Fees of $76,436) $354,179 $147,559 $49,231 $— $550,969 Other fees 15,834 1,127 37 — 16,998 Compensation and benefits (142,647) (50,862) (30,848) (84,881) (309,238) General, administrative and other expenses (22,766) (13,198) (7,947) (56,729) (100,640) Fee Related Earnings $204,600 $84,626 $10,473 $(141,610) $158,089 Performance fees - realized $19,957 $238,084 $3,883 $— $261,924 Performance fees - unrealized 41,062 118,162 64,243 — 223,467 Performance fee compensation - realized (8,649) (189,571) (1,033) — (199,253) Performance fee compensation - unrealized (27,357) (95,131) (39,303) — (161,791) Net performance fees $25,013 $71,544 $27,790 $— $124,347 Investment income—realized $9,049 $17,564 $4,153 $3,217 $33,983 Investment income (loss)—unrealized 16 25,479 (77) 222 25,640 Interest and other investment income 2,399 3,264 2,069 1,125 8,857 Interest expense (8,800) (4,139) (1,257) (1,380) (15,576) Net investment income $2,664 $42,168 $4,888 $3,184 $52,904 Performance Related Earnings $27,677 $113,712 $32,678 $3,184 $177,251 Economic Net Income $232,277 $198,338 $43,151 $(138,426) $335,340 Distributable Earnings $204,402 $145,696 $12,596 $(151,642) $211,052 Nine Months Ended September 30, 2016 $ in thousands Credit Group Private Equity Group Real Estate Group Operations Management Group Total(1) Management fees (Credit Group includes ARCC Part I Fees of $90,884) $332,182 $111,100 $50,794 $— $494,076 Other fees 939 983 855 — 2,777 Compensation and benefits (135,068) (46,556) (31,327) (77,225) (290,176) General, administrative and other expenses (19,383) (10,489) (8,241) (44,616) (82,729) Fee Related Earnings $178,670 $55,038 $12,081 $(121,841) $123,948 Performance fees - realized $44,624 $171,024 $5,142 $— $220,790 Performance fees - unrealized (1,544) 109,848 10,030 — 118,334 Performance fee compensation - realized (9,978) (136,761) (53) — (146,792) Performance fee compensation - unrealized (9,853) (88,766) (8,328) — (106,947) Net performance fees $23,249 $55,345 $6,791 $— $85,385 Investment income (loss)—realized $390 $14,641 $412 $(20,093) ($4,650) Investment income (loss)—unrealized 9,256 (1,030) 7,943 4,460 20,629 Interest and other investment income (expense) 21,617 8,532 1,642 (53) 31,738 Interest expense (6,729) (4,201) (788) (2,101) (13,819) Net investment income (loss) $24,534 $17,942 $9,209 $(17,787) $33,898 Performance Related Earnings $47,783 $73,287 $16,000 $(17,787) $119,283 Economic Net Income $226,453 $128,325 $28,081 $(139,628) $243,231 Distributable Earnings $221,357 $104,162 $16,867 $(157,550) $184,836 Financial Details – Segments

25 AUM and FPAUM Rollforward Credit l AUM increased by 4.5% from Q2-17, primarily driven by new capital commitments to syndicated loans and direct lending strategies, partially offset by paydowns in U.S. syndicated loans (within CLOs) and other credit funds l FPAUM increased by 4.5% from Q2-17, primarily driven by new commitments to syndicated loans strategy and deployment in direct lending funds paid on invested capital, largely offset by paydowns in U.S. syndicated loans (within CLOs) and other credit funds Private Equity l AUM decreased by 4.6% from Q2-17 driven by distributions from ACOF III and ACOF IV l FPAUM decreased by 2.9% from Q2-17, driven by distributions from ACOF III and ACOF IV Real Estate l AUM decreased by 1.8% from Q2-17, primarily driven by distributions from E.U. equity strategies, largely offset by new commitments to Ninth U.S. Value Add Fund l FPAUM increased by 5.1% from Q2-17, primarily driven by new commitments to Ninth U.S. Value Add Fund and deployment in U.S. equity funds, partially offset by distributions from our U.S. and E.U. equity strategies Q3-17 Total AUM Rollforward ($ in millions) LTM Total AUM Rollforward ($ in millions) Credit Private Equity Real Estate Total Credit Private Equity Real Estate Total Q2-17 Ending Balance $67,447 $25,770 $10,792 $104,009 Q3-16 Ending Balance $62,044 $24,876 $10,397 $97,317 Acquisitions — — — — Acquisitions 3,605 — — 3,605 Commitments 5,227 — 246 5,473 Commitments 14,219 473 1,329 16,021 Capital reductions (1,890) (1) — (1,891) Capital reductions (8,139) (5) (128) (8,272) Distributions/redemptions (1,422) (1,372) (642) (3,436) Distributions/redemptions (4,187) (3,450) (1,579) (9,216) Changes in fund value 1,115 178 197 1,490 Changes in fund value 2,935 2,681 574 6,190 Q3-17 Ending Balance $70,477 $24,575 $10,593 $105,645 Q3-17 Ending Balance $70,477 $24,575 $10,593 $105,645 QoQ change $3,030 ($1,195) ($199) $1,636 YoY change $8,433 ($301) $196 $8,328 Q3-17 Total FPAUM Rollforward ($ in millions) LTM Total FPAUM Rollforward ($ in millions) Credit Private Equity Real Estate Total Credit Private Equity Real Estate Total Q2-17 Ending Balance $46,509 $17,292 $6,654 $70,455 Q3-16 Ending Balance $41,862 $11,365 $6,730 $59,957 Acquisitions — — — — Acquisitions 2,789 — — 2,789 Commitments 2,434 — 245 2,679 Commitments 5,509 8,071 673 14,253 Subscriptions/deployment/increase in leverage 1,229 86 249 1,564 Subscriptions/deployment/increase in leverage 4,354 953 763 6,070 Distributions/redemptions/decrease in leverage (2,354) (502) (216) (3,072) Distributions/redemptions/decrease in leverage (8,229) (1,648) (908) (10,785) Changes in fund value 816 (67) 60 809 Changes in fund value 2,125 (404) 126 1,847 Change in fee basis (12) (25) — (37) Change in fee basis 212 (1,553) (392) (1,733) Q3-17 Ending Balance $48,622 $16,784 $6,992 $72,398 Q3-17 Ending Balance $48,622 $16,784 $6,992 $72,398 QoQ change $2,113 ($508) $338 $1,943 YoY change $6,760 $5,419 $262 $12,441

26 AUM and FPAUM by Strategy(1) 1. As of September 30, 2017. 2. AUM includes ARCC, IHAM, and SDLP AUM of $14.5 billion, $3.9 billion, and $1.8 billion, respectively. ARCC’s wholly owned portfolio company, IHAM, an SEC registered investment adviser, manages 22 funds and serves as the sub-manager or sub-adviser for 2 other funds as of September 30, 2017. Strategy ($ in billions) AUM % AUM FPAUM % FPAUM Credit Syndicated Loans $17.2 24% $15.9 33% High Yield 4.6 7% 4.6 10% Credit Opportunities 3.4 5% 2.8 6% Structured Credit 4.6 7% 3.4 7% U.S. Direct Lending(2) 29.0 40% 15.7 32% E.U. Direct Lending 11.7 17% 6.2 12% Total Credit Group $70.5 100% $48.6 100% Private Equity Corporate Private Equity ACOF V $8.0 33% $7.6 45% ACOF IV 5.3 22% 2.9 18% ACOF III 4.3 17% 1.5 9% ACOF I-II 0.5 2% — 0% ACOF Asia 0.2 1% 0.1 0% U.S Power and Energy Infrastructure EIF I-IV and Co-investment Vehicles 3.8 15% 3.2 19% EIF V 0.9 4% 0.8 5% Special Situations Special Situations 1.6 6% 0.7 4% Private Equity Group $24.6 100% $16.8 100% Real Estate U.S. Equity $4.8 45% $3.4 48% E.U. Equity 2.8 26% 2.5 36% Debt 2.9 29% 1.1 16% Real Estate Group $10.5 100% $7.0 100% Total $105.6 $72.4

27 Balance Sheet Investments by Strategy Note: Reflects the balance sheet of Ares Management, L.P. and its consolidated subsidiaries, excluding the effect of Consolidation. *Through investments in Ares CLOs. $ in thousands September 30, 2017 December 31, 2016 Credit Syndicated Loans* $205,586 $140,667 Credit Opportunities 4,476 4,035 Structured Credit 12,431 9,004 U.S. Direct Lending 55,945 37,696 E.U. Direct Lending 48,773 44,882 Credit Group $327,211 $236,284 Private Equity ACOF I - II $4,006 $5,503 ACOF III 114,674 97,549 ACOF IV 34,990 37,308 ACOF Asia 75,682 71,769 U.S. Power & Energy Infrastructure 11,067 17,361 Special Situations 24,063 27,927 Private Equity $264,482 $257,417 Real Estate U.S. Equity $73,364 $62,208 E.U. Equity 13,203 13,077 Real Estate $86,567 $75,285 Operations Management Group Other $68,730 $53,229 Other $68,730 $53,229 Total $746,990 $622,215

28 Significant Fund Performance Metrics* The following table presents the performance data for significant funds in the Credit Group that are not drawdown funds: Note: Past performance is not indicative of future results. AUM and Net Returns as of September 30, 2017 unless otherwise noted. The above table includes fund performance metrics for significant funds which includes those that contributed at least 1% of total management fees for the nine months ended September 30, 2017 or comprised 1% or more of the Company’s total FPAUM as of September 30, 2017, and for which we have sole discretion for investment decisions within the fund. Please see significant fund performance endnotes on slides 30-31 for additional information. Return information presented may not reflect actual returns earned by investors in the applicable fund. ARCC is a publicly traded vehicle. As of September 30, 2017 Returns (%)(1) Current Quarter Year-To-Date Since Inception(2) Year of Inception AUM (in millions) Gross Net Gross Net Gross Net Primary Investment Strategy Credit ARCC(3) 2004 $14,479 N/A 1.9% N/A 7.3% N/A 11.7% U.S. Direct Lending Sub-advised Client A(4) 2007 733 3.0% 2.9% 7.5% 7.3% 8.1% 7.7% High Yield ELIS XI(4) 2013 726 1.4% 1.3% 3.8% 3.4% 3.6% 3.1% Syndicated Loans Separately Managed Account Client A(4) 2015 1,138 1.9% 1.8% 8.6% 8.2% 6.8% 6.4% Structured Credit Separately Managed Account Client B(4) 2016 825 1.7% 1.6% 6.3% 6.0% 7.4% 7.0% High Yield

29 Significant Fund Performance Metrics* Note: Past performance is not indicative of future results. AUM and Net Returns as of September 30, 2017 unless otherwise noted. The above table includes fund performance metrics for significant funds which includes those that contributed at least 1% of total management fees for the nine months ended September 30, 2017 or comprised 1% or more of the Company’s total FPAUM as of September 30, 2017, and for which we have sole discretion for investment decisions within the fund. Please see significant fund performance endnotes on slides 30-31 for additional information. Return information presented may not reflect actual returns earned by investors in the applicable fund. * We do not present fund performance metrics for significant funds with less than two years of historical information, except for those significant funds which pay management fees on invested capital, in which case performance is shown at the earlier of (i) the one year anniversary of the fund's first investment and (ii) such time the fund is 50% or more invested. The following table presents the performance data for our significant funds, all of which are drawdown funds: As of September 30, 2017 Credit Year of Inception Original Capital Commitment s Cumulative Invested Capital Realized Proceeds(5) Unrealized Value(6) Total Value MOIC IRR Primary Investment Strategy($ in millions) AUM Gross(7) Net(8) Gross(9) Net(10) ACE II (11) 2013 $1,492 $1,216 $972 $390 $843 $1,233 1.3x 1.2x 10.3% 7.5% E.U. Direct Lending ACE III (12) 2015 5,070 2,822 1,686 74 1,810 1,884 1.2x 1.1x 18.5% 13.7% E.U. Direct Lending Private Equity Year of Inception Original Capital Commitment s Cumulative Invested Capital Realized Proceeds(1) Unrealized Value(2) Total Value MOIC IRR Primary Investment Strategy($ in millions) AUM Gross(3) Net(4) Gross(5) Net(6) USPF III 2007 $906 $1,350 $1,808 $1,753 $860 $2,613 1.5x 1.4x 8.1% 5.5% U.S. Power and Energy Infrastructure ACOF III 2008 4,340 3,510 3,867 5,952 4,021 9,973 2.6x 2.2x 31.1% 23.1% Corporate Private Equity USPF IV 2010 1,873 1,688 1,815 749 1,677 2,426 1.3x 1.2x 10.8% 7.3% U.S. Power and Energy Infrastructure ACOF IV 2012 5,342 4,700 3,806 2,438 4,119 6,557 1.7x 1.6x 23.7% 16.0% Corporate Private Equity ACOF V* 2017 8,006 7,850 971 12 1,004 1,016 1.0x 0.9x N/A N/A Corporate Private Equity EIF V (7) * 2015 884 801 290 76 339 415 1.4x 1.6x N/A N/A U.S. Power and Energy Infrastructure Real Estate Year of Inception Original Capital Commitment s Cumulative Invested Capital Realized Proceeds(1) Unrealized Value(2) Total Value MOIC IRR Primary Investment Strategy($ in millions) AUM Gross(3) Net(4) Gross(5) Net(6) EF IV (7) 2014 $1,040 $1,302 $985 $384 $933 $1,317 1.3x 1.2x 20.0% 13.4% E.U. Real Estate Equity EPEP II (8) * 2015 704 747 255 113 200 313 1.2x 1.2x N/A N/A E.U. Real Estate Equity

30 Significant Fund Performance Metrics Endnotes Credit 1. Returns are time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. 2. Since inception returns are annualized. 3. Net returns are calculated using the fund's NAV and assume dividends are reinvested at the closest quarter-end NAV to the relevant quarterly ex-dividend dates. Additional information related to ARCC can be found in its financial statements filed with the SEC, which are not part of this presentation. 4. Gross returns do not reflect the deduction of management fees or any other expenses. Net returns are calculated by subtracting the applicable management fee from the gross returns on a monthly basis. 5. Realized proceeds represent the sum of all cash distributions to all partners and if applicable, exclude tax and incentive distributions made to the general partner. 6. Unrealized value represents the fund's NAV reduced by the accrued incentive allocation, if applicable. There can be no assurance that unrealized values will be realized at the valuations indicated. 7. The gross multiple of invested capital (“MoIC”) is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or performance fees. The gross MoIC is before giving effect to management fees, performance fees as applicable and other expenses. 8. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes those interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or performance fees. The net MoIC is after giving effect to management fees, performance fees as applicable and other expenses. 9. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Gross IRR reflects returns to the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or performance fees. The cash flow dates used in the gross IRR calculation are based on the actual dates of the cash flows. Gross IRRs are calculated before giving effect to management fees, performance fees as applicable, and other expenses. 10. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee- paying limited partners and if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner who does not pay management fees or performance fees. The cash flow dates used in the net IRR calculations are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees, performance fees as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 11. ACE II is made up of two feeder funds, one denominated in U.S. dollars and one denominated in Euros. The gross and net IRR and gross and net MoIC presented in the chart are for the U.S. dollar denominated feeder fund as that is the larger of the two feeders. The gross and net IRR for the Euro denominated feeder fund are 12.7% and 9.6%, respectively. The gross and net MoIC for the Euro denominated feeder fund are 1.4x and 1.3x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund's closing. All other values for ACE II are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate. The variance between the gross and net MoICs and the net IRRs for the U.S. dollar denominated and Euro denominated feeder funds is driven by the U.S. GAAP mark-to-market reporting of the foreign currency hedging program in the U.S. dollar denominated feeder fund. The feeder fund will be holding the foreign currency hedges until maturity, and therefore is expected to ultimately recognize a gain while mitigating the currency risk associated with the initial principal investments. 12. ACE III is made up of two feeder funds, one denominated in U.S. dollars and one denominated in Euros. The gross and net MoIC presented in the chart are for the Euro denominated feeder fund as that is the larger of the two feeders. The gross and net IRR for the U.S. dollar denominated feeder fund are 18.1% and 13.3%, respectively. The gross and net MoIC for the U.S. dollar denominated feeder fund are 1.2x and 1.1x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund's closing. All other values for ACE III are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate. Private Equity 1. Realized proceeds represent the sum of all cash dividends, interest income, other fees and cash proceeds from realizations of interests in portfolio investments. 2. Unrealized value represents the fair market value of remaining investments. There can be no assurance that unrealized investments will be realized at the valuations indicated. 3. The gross MoIC is calculated at the investment-level and is based on the interests of all partners. The gross MoIC is before giving effect to management fees, performance fees as applicable and other expenses. 4. The net MoIC for the U.S. power and energy infrastructure funds is calculated at the fund-level. The net MoIC for the corporate private equity funds is calculated at the investment-level. For all funds, the net MoIC is based on the interests of the fee-paying limited partners and if applicable, excludes those interests attributable to the non-fee paying limited partners and/or the general partner who does not pay management fees or performance fees. The net MoIC is after giving effect to management fees, performance fees as applicable and other expenses. 5. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from investments and the residual value of the investments at the end of the measurement period. Gross IRRs reflect returns to all partners. Cash flows used in the gross IRR calculation are assumed to occur at month-end. The gross IRRs are calculated before giving effect to management fees, performance fees as applicable, and other expenses. 6. The net IRR for the U.S. power and energy infrastructure funds is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. The cash flow dates used in the net IRR calculations are based on the actual dates of the cash flows. The net IRR for the corporate private equity funds is an annualized since inception net internal rate of return of cash flows to and from investments and the residual value of the investments at the end of the measurement period. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. Cash flows used in the net IRR calculations are assumed to occur at month end. For all funds, the net IRRs are calculated after giving effect to management fees, performance fees as applicable, and other expenses and exclude commitments by the general partner and Schedule I investors who do not pay either management fees or carried interest. Including the timing on contribution and distributions to and from the corporate private equity funds, net investor IRRs since inception for ACOF III is 22.3% and for ACOF IV is 15.2%. 7. The Gross MoIC is lower than the Net MoIC due to the fund's utilization of a credit facility to fund an investment that is currently under construction and not generating cash flow.

31 Significant Fund Performance Metrics Endnotes (cont’d) Real Estate 1. Realized proceeds include distributions of operating income, sales and financing proceeds received. 2. Unrealized value represents the fair market value of remaining investments. There can be no assurance that unrealized investments will be realized at the valuations indicated. 3. The gross MoIC is calculated at the investment level and is based on the interests of all partners. The gross MoIC for all funds is before giving effect to management fees, performance fees as applicable and other expenses. 4. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying partners and, if applicable, excludes interests attributable to the non fee-paying partners and/or the general partner who does not pay management fees or performance fees or has such fees rebated outside of the fund. The net MoIC is after giving effect to management fees, performance fees as applicable and other expenses. 5. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from investments and the residual value of the investments at the end of the measurement period. Gross IRRs reflect returns to all partners. Cash flows used in the gross IRR calculation are assumed to occur at quarter-end. The gross IRRs are calculated before giving effect to management fees, performance fees as applicable, and other expenses. 6. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying partners and, if applicable, excludes interests attributable to the non fee-paying partners and/or the general partner who does not pay management fees or performance fees or has such fees rebated outside of the fund. The cash flow dates used in the net IRR calculation are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees, performance fees as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 7. EF IV is made up of two parallel funds, one denominated in U.S. dollars and one denominated in Euros. The gross and net MoIC and gross and net IRRs presented in the chart are for the U.S. dollar denominated parallel fund as that is the larger of the two funds. The gross and net IRRs for the Euro denominated parallel fund are 20.3% and 13.9%, respectively. The gross and net MoIC for the Euro denominated parallel fund are 1.3x and 1.2x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of fund's closing.  All other values for EF IV are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 8. EPEP II is made up of dual currency investors and Euro currency investors. The gross and net MoIC presented in the chart are for dual currency investors as dual currency investors represent the largest group of investors in the fund. Multiples exclude foreign currency gains and losses since dual currency investors fund capital contributions and receive distributions in local deal currency (GBP or EUR) and therefore, do not realize foreign currency gains or losses. The gross and net MoIC for the Euro currency investors, which include foreign currency gains and losses, are 1.2x and 1.1x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of fund's closing. All other values for EPEP II are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate.

32 Weighted Average Unit Information 1. Represents units exchangeable for Ares Management, L.P. common units on a one-for-one basis. 2. We apply the treasury stock method to determine the dilutive weighted-average common units represented by our restricted stock to be settled in common units and options to acquire common units. Under the treasury stock method, compensation expense attributed to future services and not yet recognized is presumed to be used to acquire outstanding common units, thus reducing the weighted-average number of units and the dilutive effect of these awards. 3. Represents proportional dilutive impact based upon the percentage of Ares Operating Group owned by Ares Management, L.P. (38.69% and 37.98% as of September 30, 2017 and 2016, respectively). Q3-17 Q3-16 GAAP Units Adjusted Common Units(3) GAAP Units Adjusted Common Units(3) Ares Management, L.P. weighted average common units 82,166,852 82,166,852 80,793,984 80,793,984 Ares Operating Group Units exchangeable into common units(1) 130,192,448 — 130,852,861 — Dilutive effect of unvested restricted common units(2) 3,241,874 1,254,358 3,670,608 1,393,918 Total Pro Forma Units 215,601,174 83,421,210 215,317,453 82,187,902

33 Additional Information Distributions Targeted Net Returns(1) Investor Base as a % of AUM(1) Credit Group: Public Entity & Related: 21% l Ares declared a quarterly distribution of $0.41 per common unit, payable on December 1, 2017 to common unitholders of record at the close of business on November 17, 2017 l Syndicated Loans and High Yield Bonds: Benchmark Outperformance(2) l 600+ institutional investors(3) l 200,000+ retail investors across our public funds(4) l Credit Opportunities: 8-12% l Structured Credit: 5-15% Institutional Intermediated: 13% l Direct Lending: 5-15%(5) l Ares declared a distribution of $0.4375 per Series A Preferred Unit with a payment date of December 31, 2017 to preferred unitholders of record as of the close of business on December 15, 2017 Institutional Direct: 66% Real Estate Group: l Pension: 43% l Real Estate Debt: 5-12% l SWF: 14% l Real Estate Equity: 12-18% l Bank/Private Bank: 12% l Investment Manager: 5% l Insurance: 16% Private Equity Group: l Endowment: 2% l Corporate Private Equity: 18-22% l Other: 8% l U.S. Power and Energy Infrastructure: 15-17% l Special Situations: 15-20% Total Direct Institutional Investors: 759 No assurance can be made that such results will be achieved. 1. As of September 30, 2017, unless otherwise noted. 2. Ares bank loan and high yield strategies are typically benchmarked against the Credit Suisse Leveraged Loan Index (“CSLLI”) and the BofA Merrill Lynch U.S. High Yield Master II Index (“H0A0”), respectively. While the other credit strategies cited above are absolute return focused, our bank loan and high yield funds seek to outperform these respective indices over market cycles. Q3-17 returns for the CSLLI and the H0A0 were 1.1% and 2.0%, respectively. NOTE: Certain of Ares funds are not benchmarked against any particular index due to fund specific portfolio constraints. 3. Most recent data available as of July 24, 2017. 4. As of March 9, 2017 for ARCC, April 12, 2017 for ACRE and April 28, 2017 for ARDC. 5. Includes funds managed or co-managed by Ares. Also includes funds managed by IHAM, a wholly owned portfolio company of ARCC, and a registered investment adviser.

34 ENI and Other Measures –Financial Data(1) 1. Unconsolidated results represent the operating segments plus OMG but exclude the effect of Consolidated Funds. 2. Includes ARCC Part I Fees of $121.2 million and $121.5 million for the years ended December 31, 2016 and 2015, respectively. 3. Compensation and benefits expenses include expense reimbursements of $23.9 million and $21.6 million for the years ended December 31, 2016 and 2015, respectively, that were previously presented as administrative and other fees. 4. G&A expenses include expense reimbursements of $3.0 million and $4.4 million for the years ended December 31, 2016 and 2015, respectively, that were previously presented as administrative and other fees. $ in thousands Year ended December 31, 2016 2015 Credit Group $444,664 $432,769 Private Equity Group 147,790 152,104 Real Estate Group 66,997 66,045 Management fees(2) $659,451 $650,918 Other fees $12,351 $4,599 Compensation and benefits expenses(3) (384,715) (360,622) General, administrative and other expense(4) (114,737) (117,903) Fee Related Earnings $172,350 $176,992 Net performance fees $133,624 $41,912 Net investment income (loss) 51,009 (2,526) Performance Related Earnings $184,633 $39,386 Economic Net Income $356,983 $216,378 Other Data Total Fee Revenue $793,075 $692,830 Distributable Earnings $264,306 $230,589 Management Fees as % of Total Fees 83% 94% Fee Related Earnings as % of Economic Net Income 48% 82% Fee Related Earnings as % of Distributable Earnings 65% 77%

35 GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis Note: This table is a reconciliation of income before provision for income taxes on a consolidated basis to ENI, FRE, PRE and DE on unconsolidated basis, which shows the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. $ in thousands Year ended December 31, 2016 2015 Economic Net Income and Fee Related Earnings: Income before taxes $297,920 $81,484 Adjustments: Amortization of intangibles 26,638 46,227 Depreciation expense 8,215 6,942 Equity compensation expenses 39,065 32,244 Acquisition and merger-related expenses (16,902) 34,864 Placement fees and underwriting costs 6,424 8,825 Other non-cash expense, net (1,728) 110 (Income) loss before taxes of non-controlling interests in Consolidated Funds, net of eliminations (2,649) 5,682 Economic Net Income $356,983 $216,378 Unconsolidated performance fee income - realized ($292,998) ($121,948) Unconsolidated performance fee income - unrealized (228,472) (31,647) Unconsolidated performance fee compensation expense - realized 198,264 65,191 Unconsolidated performance fee compensation expense - unrealized 189,582 46,492 Unconsolidated net investment (income) loss (51,009) 2,526 Fee Related Earnings $172,350 $176,992 Unconsolidated performance fee – realized $292,998 $121,948 Unconsolidated performance fee compensation expense – realized (198,264) (65,191) Unconsolidated investment and other income, net 33,244 24,836 Less: One-time acquisition costs (841) (2,916) Dividend equivalent (5,323) (3,337) Equity (income) loss 870 (758) Income tax expense (16,089) (5,208) Placement fees and underwriting costs (6,424) (8,825) Non-cash depreciation and amortization (8,215) (6,952) Distributable Earnings $264,306 $230,589 Performance Related Earnings Economic Net Income $356,983 $216,378 Less: Fee Related Earnings (172,350) (176,992) Performance Related Earnings $184,633 $39,386

36 GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis (cont.) Note: These tables are a reconciliation of consolidated performance fee income, realized and unrealized performance fee income and net investment income to an unconsolidated basis, which assist in the reconciliation of GAAP Net Income to fee related earnings and distributable earnings. These reconciliations show the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. Differences may arise due to rounding. 1. Related to performance fees for AREA Sponsor Holdings LLC. Changes in value of this investment are reflected within other (income) expense in the Company’s Condensed Consolidated Statements of Operations. $ in thousands Year ended December 31, 2016 2015 Performance fee and net investment income reconciliation: Unconsolidated performance fee income - realized $292,998 $121,948 Performance fee income - realized earned from Consolidated Funds — (1,769) Performance fee - realized reclass(1) (7,367) (6,472) Performance fee income - realized $285,631 $113,707 Unconsolidated performance fee income - unrealized $228,472 $31,647 Performance fee income - unrealized earned from Consolidated Funds (1,139) 6,187 Performance fee - unrealized reclass(1) 4,888 (926) Performance fee income - unrealized $232,221 $36,908 Unconsolidated net investment income (loss) $51,009 ($2,526) Net investment income from Consolidated Funds 42,244 25,702 Performance fee - reclass (1) 2,479 7,398 Change in value of contingent consideration 17,675 21,064 Other non-cash expense 1,728 (110) Merger-related expenses — (15,446) GAAP total other income $115,135 $36,082

37 Glossary ARCC Part I Fees ARCC Part I Fees refers to a quarterly performance fee on the investment income from ARCC. ARCC Part II Fees ARCC Part II Fees refers to fees based on ARCC's net capital gains, which are paid annually. Ares Operating Group Units Ares Operating Group Unit refers to, collectively, a partnership unit in each of the Ares Operating Group entities. Assets Under Management Assets Under Management (or “AUM”) refers to the assets we manage. For our funds other than CLOs, our AUM represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund level including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). For our funds that are CLOs, our AUM represents subordinated notes (equity) plus all drawn and undrawn debt tranches. AUM Not Yet Earning Fees AUM Not Yet Earning Fees, also referred to as Shadow AUM, is our AUM that is not currently generating fees and is eligible to earn management fees upon deployment. Available Capital Available Capital is comprised of uncalled committed capital and undrawn amounts under credit facilities and may include AUM that may be canceled or not otherwise available to invest (also referred to as "Dry Powder"). Consolidated Funds Consolidated Funds refers collectively to certain Ares-affiliated funds, related co-investment entities and certain CLOs that are required under GAAP to be consolidated in our consolidated financial statements. Distributable Earnings Distributable earnings (or “DE”), a non-GAAP measure, is an operating metric that assesses our performance without the effects of our consolidated funds and the impact of unrealized income and expenses, which generally fluctuate with fair value changes. Among other things, this metric also is used to assist in determining amounts potentially available for distribution. However, the declaration, payment, and determination of the amount of distributions to unitholders, if any, is at the sole discretion of our Board of Directors, which may change our distribution policy at any time. Distributable earnings is calculated as the sum of Fee Related Earnings, realized performance fees, realized performance fee compensation, realized net investment and other income, and is reduced by expenses arising from transaction costs associated with acquisitions, placement fees and underwriting costs, expenses incurred in connection with corporate reorganization and depreciation. Distributable earnings differs from income before taxes computed in accordance with GAAP as it is typically presented before giving effect to unrealized performance fees, unrealized performance fee compensation, unrealized net investment income, amortization of intangibles, and equity compensation expense. DE is presented prior to the effect of income taxes attributable to Ares Holdings Inc, and to distributions made to our preferred unitholders, unless otherwise noted. Economic Net Income Economic net income (or “ENI”), a non-GAAP measure, is an operating metric used by management to evaluate total operating performance, a decision tool for deployment of resources, and an assessment of the performance of our business segments. ENI differs from net income by excluding (a) income tax expense, (b) operating results of our Consolidated Funds, (c) depreciation and amortization expense, (d) the effects of changes arising from corporate actions, and (e) certain other items that we believe are not indicative of our total operating performance. Changes arising from corporate actions include equity-based compensation expenses, the amortization of intangible assets, transaction costs associated with mergers and acquisitions and capital transactions, placement fees and underwriting costs and expenses incurred in connection with corporate reorganization.

38 Glossary (cont’d) Fee Paying Assets Under Management Fee paying AUM (or “FPAUM”) refers to the AUM on which we directly earn management fees. Fee paying AUM is equal to the sum of all the individual fee bases of our funds that directly contribute to our management fees. Fee Related Earnings Fee related earnings (or “FRE”), a non-GAAP measure, refers to a component of ENI that is used to assess core operating performance by determining whether recurring revenue, primarily consisting of management fees, is sufficient to cover operating expenses and to generate profits. FRE differs from income before taxes computed in accordance with GAAP as it adjusts for the items included in the calculation of ENI and excludes performance fees, performance fee compensation, investment income from our Consolidated Funds and non-consolidated funds and certain other items that we believe are not indicative of our performance. Gross Invested Capital Gross Invested Capital refers to the aggregate amount of new capital invested by our funds during a given period, and includes investments made by our draw-down funds and permanent capital vehicles (and affiliated funds) and new capital raised and invested by our open-ended managed accounts, sub advised accounts and CLOs, but excludes capital that is reinvested (after receiving repayments of capital) by our open-ended managed accounts, sub advised accounts and CLOs. Incentive Generating Assets Under Management Incentive generating AUM (or “IGAUM”) refers to the AUM of our funds that are currently generating, on a realized or unrealized basis, performance fee revenue. It generally represents the NAV of our funds for which we are entitled to receive a performance fee, excluding capital committed by us and our professionals (which generally is not subject to a performance fee). With respect to ARCC, only ARCC Part II Fees may be generated from IGAUM . Incentive Eligible Assets Under Management Incentive eligible AUM (or “IEAUM”) refers to the AUM of our funds that are eligible to produce performance fee revenue, regardless of whether or not they are currently generating performance fees. It generally represents the NAV plus uncalled equity of our funds for which we are entitled to receive a performance fee, excluding capital committed by us and our professionals (which generally is not subject to a performance fee). Net Inflows of Capital Represents net new commitments during the period, including equity and debt commitments and gross inflows into our open-ended managed accounts and sub-advised accounts, as well as equity offerings by our publicly traded vehicles minus redemptions from our open-ended funds, managed accounts and sub-advised accounts. Operations Management Group In addition to our three segments, we have an Operations Management Group (the “OMG”) that consists of five independent, shared resource groups to support our reportable segments by providing infrastructure and administrative support in the areas of accounting/finance, operations/information technology, business development/corporate strategy, legal/compliance and human resources. The OMG’s expenses are not allocated to our three reportable segments but we consider the cost structure of the OMG when evaluating our financial performance. Our management uses this information to assess the performance of our reportable segments and our Operations Management Group, and we believe that this information enhances the ability of unitholders to analyze our performance.

39 Glossary (cont’d) Our Funds Our funds refers to the funds, alternative asset companies, co-investment vehicles and other entities and accounts that are managed or co-managed by the Ares Operating Group, and which are structured to pay fees. It also includes funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of ARCC, and a registered investment adviser. Performance Fees Performance fees refers to fees we earn based on the performance of a fund, which are generally based on certain specific hurdle rates as defined in the fund’s investment management or partnership agreements and may be structured as either an incentive fee or as carried interest. Performance Related Earnings Performance related earnings (or “PRE”) , a non-GAAP measure, is used to assess our investment performance net of performance fee compensation. PRE differs from income (loss) before taxes computed in accordance with GAAP as it only includes performance fees, performance fee compensation and total investment and other income that we earn from our Consolidated Funds and non-consolidated funds. Permanent Capital Permanent capital refers to capital of our funds that do not have redemption provisions or a requirement to return capital to investors upon exiting the investments made with such capital, except as required by applicable law, which funds currently consist of Ares Capital Corporation (“ARCC”), Ares Commercial Real Estate Corporation (“ACRE”), and Ares Dynamic Credit Allocation Fund, Inc. (“ARDC”); such funds may be required, or elect, to return all or a portion of capital gains and investment income. Senior Secured Loan Fund LLC Senior Secured Loan Fund LLC (or ‘‘SSLP’’) is a program co-managed by a subsidiary of Ares through which ARCC co-invests with affiliates of General Electric Company. Syndicated Loans Strategy Syndicated loans strategy refers to a diversified portfolio of liquid, traded non-investment grade secured loans to corporate issuers, including an allocation to syndicated middle market loans. Total Fee Revenue Total fee revenue refers to the sum of segment management fees and net performance fees.